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EXHIBIT 10.2

PROVINCE OF BRITISH COLUMBIA  Ministry of Mines, Energy and Minerals
                              Division-Mineral Titles Branch

RECORD OF 2 POST CLAIM - MINERAL TENURE ACT

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Mining Division                         Tenure No.

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Gold Commissioner                       Date of Record

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                APPLICATION TO RECORD A 2 POST CLAIM

     I, Tomas J. Tomczyk, Name of Locator, #309 321 E. 2nd St.
North Vancouver, British Columbia, V7L 1C6, (604) 605-0885, Client No. 142277, Agent for Hugh Grenfal, 3337 West 30th Avenue, Vancouver, British Columbia V6S 1W6, Client No. 110359, hereby apply for a record of a 2 post claim for the location as outlined on the attached copy of mineral titles reference map No. 92F/14W, in the Naniamo Mining Division.

                               ACCESS

     Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

     Initial post is located 2,500 meters at 65 degrees TN from northeast end of middle Quinsam Lake. Access was gained by foot from junction of Argonaut Road and AR1 (about 3,500 meters).

GPS Co-ordinates taken of posts: Yes [ ] No [x] If yes, complete information chart on reverse.

TAG INFORMATION

     I have securely affixed the portion of the metal identification tag embossed "INITIAL POST (No. 1)" to the post and impressed this information on the tag:

TAG NO. 659992 M INITIAL POST (No. 1)

CLAIM NAME          Iron Wolf #2
LOCATOR             Tomas J. Tomczyk
AGENT FOR           Hugh Grenfal
DATE COMMENCED      September 30, 1999
TIME COMMENCED      2:00 pm
DIR. TO F.P.        180 degrees
METERS TO RIGHT     0 meters
METERS TO LEFT      500 meters


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"Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing of true north.

     I have securely affixed the portion of the metal identification tag embossed "FINAL POST (No. 2)" to the final post (or the witness post) and impressed this information on the tag:

CLAIM NAME          Iron Wolf #2
LOCATOR             Tomas J. Tomczyk
AGENT FOR           Hugh Grenfal
DIST. FROM I.P.     500 meters
DATE COMPLETED      September 30, 1999
TIME COMPLETED      2:30 pm

If witness post placed for final post: Bearing and distance from the witness post to the true position of the final post, exactly as written on the witness post:_______ degrees, _______ meters.

                          ACKNOWLEDGMENTS

     I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the initial and final posts (and witness post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when located this claim, and this information is true and correct.